UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 19, 2005

Western Goldfields, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Idaho

(State or Other Jurisdiction of Incorporation)

0-50894	38-3661016
(Commission File Number)	(IRS Employer Identification No.)

961 Matley Lane, Suite 120
Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

(775) 337-9433

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Beginning January 20, 2005, Western Goldfields, Inc., an Idaho corporation, expects to deliver investor presentations including written communications comprised of slides which are described and attached as Exhibit 99.1, to this Current Report on Form 8-K. By filing this Current Report on Form 8-K, the registrant does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The exhibit contains, and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

9.01 Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

The following exhibit to this current report on Form 8-K i not being filed but is being furnished pursuant to Item 7.01:

99.1  Western Goldfields, Inc. slideshow presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2005	Western Goldfields, Inc.

	By:	/s/ Mark Shonnard
Name: Mark Shonnard
Title: CFO

EXHIBIT INDEX

Exhibit No.                Exhibit Name

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

99.1  Western Goldfields, Inc. slideshow presentation